UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT NO.2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

Sunshine Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36539	30-0831760
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

102 West Baker Street, Plant City, Florida	33563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 752-6193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 7, 2015, Sunshine Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on June 30, 2015, the Company closed its acquisition of Community Southern Holdings, Inc. (“CS Holdings”). This Form 8-K/A amends the Original Form 8-K to include the disclosure required by Item 9.01 relating to certain financial information of CS Holdings and certain pro forma financial information of the Company combined with CS Holdings.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Attached hereto as Exhibit 99.2 are the audited financial statements of Community Southern Holdings, Inc. as of and for the years ended December 31, 2014 and 2013.

Attached hereto as Exhibit 99.3 are the unaudited financial statements of Community Southern Holdings, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.

(b)	Pro forma financial information

Attached hereto as Exhibit 99.4 is the unaudited pro forma financial information of the Company as of March 31, 2015 and for the three months ended March 31, 2015 and for the year ended December 31, 2014.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 4, 2015, by and among Sunshine Bancorp, Inc., Sunshine Interim Corp. and Community Southern Holdings, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 5, 2015 (Commission File No. 001-36539))

3.1	Articles Supplementary to the Articles of Incorporation of Sunshine Bancorp, Inc. containing the terms of Sunshine Bancorp, Inc.’s Senior Non-Cumulative Perpetual Preferred Stock, Series A*

4.1	Form of Stock Certificate of Sunshine Bancorp, Inc.’s Senior Non-Cumulative Perpetual Preferred Stock, Series A*

10.1	Assignment and Assumption Agreement by and between Sunshine Bancorp, Inc. and Community Southern Holdings, Inc., dated June 30, 2015, with respect to that certain Securities Purchase Agreement, dated as of September 20, 2011 by and between The United States Secretary of the Treasury and Community Southern Holdings, Inc.*

99.1	Press Release dated June 30, 2015*

99.2	Audited financial statements of Community Southern Holdings, Inc. as of and for the years ended December 31, 2014 and 2013

99.3	Unaudited financial statements of Community Southern Holdings, Inc. as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014.

99.4	Unaudited pro forma financial information of Sunshine Bancorp, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and for the year ended December 31, 2014

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNSHINE BANCORP, INC.

DATE: September 16, 2015	By:	/s/ Vickie J. Houllis
Vickie J. Houllis, Senior Vice President and Chief Financial Officer

SUNSHINE BANCORP, INC. AND SUBSIDIARY

EXHIBIT INDEX

Exhibit No.	Description

99.2	Audited financial statements of Community Southern Holdings, Inc. as of and for the years ended December 31, 2014 and 2013

99.3	Unaudited financial statements of Community Southern Holdings, Inc. as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014

99.4	Unaudited pro forma financial information of Sunshine Bancorp, Inc. as of March 31, 2015 and for the three months ended March 31, 2015 and for the year ended December 31, 2014

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